Exhibit 99.1

News Release

AppFolio, Inc. Announces First Quarter 2020 Financial Results

SANTA BARBARA, Calif., May 4, 2020 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, services, and data analytics to the real estate and legal markets, today announced its financial results for the first quarter ended March 31, 2020.

AppFolio's operating results for the first quarter of 2020 are summarized in the tables accompanying this press release. The Company nevertheless urges investors to read its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on March 2, 2020, as well as its more detailed first quarter 2020 results that will be included in the Company's Quarterly Report on Form 10-Q, which will be filed with the SEC today. These periodic report filings, together with other documents the Company files with the SEC from time to time, will be accessible on AppFolio's website, http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment judgment

Financial Outlook
While we are encouraged by the results of our first quarter, and the more recent demand for our products and services, we are unable to predict, with any reasonable degree of certainty, the full extent of the potential impact of the COVID-19 pandemic on our business and financial results. As a result, we are withdrawing our previously communicated full year revenue guidance for fiscal year 2020.

Diluted weighted average shares are expected to be approximately 36 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, May 4, 2020, at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Investors are invited to submit questions to management via the Investor Q&A form located on the Investor Overview section of AppFolio's website.

The conference call can be accessed by dialing 833.502.0474 and entering ID #1898165. International callers may dial 236.714.2184. A replay of the conference call will be available at 800.585.8367, and at 416.621.4642 for international callers. A live and recorded webcast of the conference call will be available at http://ir.appfolioinc.com.

About AppFolio, Inc.
AppFolio offers industry-specific, cloud-based business software solutions, services, and data analytics to the real estate and legal markets. Today our products include real estate software (AppFolio Property Manager, AppFolio Property Manager PLUS and AppFolio Investment Management) and legal practice management software (MyCase). AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's business opportunities, the impact of the Company's strategic actions and initiatives, the impact of the COVID-19 pandemic on the Company's business, and the timing of providing updated financial guidance.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which will be filed with the SEC today, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	March 31, 2020	December 31, 2019
Assets
Current assets
Cash and cash equivalents	$56,779	$15,813
Investment securities—current	7,952	22,876
Accounts receivable, net	9,617	7,562
Prepaid expenses and other current assets	18,362	15,540
Total current assets	92,710	61,791
Investment securities—noncurrent	6,676	12,089
Property and equipment, net	22,536	14,744
Operating lease right-of-use assets	26,750	27,803
Capitalized software, net	32,587	30,023
Goodwill	58,425	58,425
Intangible assets, net	20,121	21,377
Deferred taxes	27,212	27,574
Other long-term assets	6,410	6,276
Total assets	$293,427	$260,102
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$2,509	$1,927
Accrued employee expenses	11,833	17,758
Accrued expenses	11,419	10,833
Deferred revenue	5,732	4,600
Other current liabilities	5,636	11,139
Term loan, net—current portion	1,520	1,208
Total current liabilities	38,649	47,465
Operating lease liabilities	34,143	33,312
Revolving facility	49,000	—
Term loan, net	46,760	47,375
Total liabilities	168,552	128,152
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 shares authorized and no shares issued and outstanding at March 31, 2020 and December 31, 2019	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized at March 31, 2020 and December 31, 2019; 17,089 and 16,923 shares issued at March 31, 2020 and December 31, 2019, respectively; 16,670 and 16,552 shares outstanding at March 31, 2020 and December 31, 2019, respectively	2	2
Class B common stock, $0.0001 par value, 50,000 shares authorized at March 31, 2020 and December 31, 2019; 17,536 and 17,594 shares issued and outstanding at March 31, 2020 and December 31, 2019, respectively	2	2
Additional paid-in capital	156,513	161,509
Accumulated other comprehensive income	165	33
Treasury stock, at cost, 419 and 371 shares of Class A common stock at March 31, 2020 and December 31, 2019, respectively	(25,756)	(21,562)
Accumulated deficit	(6,051)	(8,034)
Total stockholders’ equity	124,875	131,950
Total liabilities and stockholders’ equity	$293,427	$260,102

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2020	2019
Revenue	$72,495	$57,091
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	28,961	24,181
Sales and marketing	14,506	11,219
Research and product development	11,212	8,481
General and administrative	8,572	8,192
Depreciation and amortization	6,414	5,076
Total costs and operating expenses	69,665	57,149
Income (loss) from operations	2,830	(58)
Other income (expense), net	22	(1)
Interest expense, net	(494)	(497)
Income (loss) before provision for (benefit from) income taxes	2,358	(556)
Provision for (benefit from) income taxes	375	(4,281)
Net income	$1,983	$3,725

Net income per common share:
Basic	$0.06	$0.11
Diluted	$0.06	$0.11
Weighted average common shares outstanding:
Basic	34,175	33,913
Diluted	35,681	35,342

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended March 31,
	2020	2019
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$126	$324
Sales and marketing	225	248
Research and product development	294	308
General and administrative	314	672
Total stock-based compensation expense	$959	$1,552

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended March 31,
	2020	2019
Cash from operating activities
Net income	$1,983	$3,725
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,414	5,076
Amortization of operating lease right-of-use assets	1,053	942
Deferred income taxes	362	(4,281)
Stock-based compensation	959	1,552
Other	(38)	27
Changes in operating assets and liabilities:
Accounts receivable	(1,616)	(2,051)
Prepaid expenses and other current assets	(2,822)	(3,577)
Other assets	(148)	660
Accounts payable	(362)	100
Accrued employee expenses	(5,427)	(2,867)
Accrued expenses	726	1,580
Deferred revenue	693	268
Operating lease liabilities	784	(735)
Other liabilities	522	(124)
Net cash provided by operating activities	3,083	295
Cash from investing activities
Purchases of available-for-sale investments	(649)	—
Proceeds from sales of available-for-sale investments	13,942	1,750
Proceeds from maturities of available-for-sale investments	7,250	2,250
Purchases of property, equipment and intangible assets	(7,992)	(1,030)
Additions to capitalized software	(6,822)	(4,658)
Cash paid in business acquisition, net of cash acquired	—	(54,004)
Net cash provided by (used in) investing activities	5,729	(55,692)
Cash from financing activities
Proceeds from stock option exercises	97	90
Tax withholding for net share settlement	(6,458)	(1,315)
Payment of contingent consideration	(5,977)	—
Proceeds from issuance of debt	49,437	597
Principal payments on debt	(749)	(909)
Payment of debt issuance costs	—	(360)
Purchase of treasury stock	(4,194)	—
Net cash provided by (used in) financing activities	32,156	(1,897)
Net increase (decrease) in cash and cash equivalents and restricted cash	40,968	(57,294)
Cash, cash equivalents and restricted cash
Beginning of period	16,247	74,506
End of period	$57,215	$17,212